UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2005

                        Morgan Stanley ABS Capital I Inc.
(as depositor for the Morgan Stanley Home Equity Loans Trust 2005-4 to be formed pursuant to a Pooling and Servicing Agreement, to be entered into relating to the Morgan Stanley Home Equity Loans Trust 2005-4, Mortgage Pass-Through
                          Certificates, Series 2005-4)
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             (Exact name of registrant as specified in its charter)

Delaware                        333-121914                            13-3939229
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(State or other jurisdiction    (Commission File Number)        (I.R.S. Employer
of incorporation)                                            Identification No.)

1585 Broadway, New York, New York                                          10036
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 296-7000

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA")) and certain Collateral Term Sheets and Structural Term Sheets (as defined in the no-action letter issued by the Commission on February 17, 1995 to the PSA) furnished to Morgan Stanley ABS Capital I Inc. (the "Company") by Morgan Stanley & Co. Incorporated, (the "Underwriter") in respect of the Company's proposed offering of certain classes of the Morgan Stanley Home Equity Loans Trust 2005-4, Mortgage Pass-Through Certificates, Series 2005-4 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Company's Registration Statement on Form S-3 (No. 333-121914) (the "Registration Statement"). The Company hereby incorporates the Computational Materials, Collateral Term Sheets and Structural Term Sheets by reference in the Registration Statement.

            The Computational Materials, Collateral Term Sheets and Structural Term Sheets were prepared solely by the Underwriters, and the Company did not prepare or participate in the preparation of the Computational Materials, Collateral Term Sheets and Structural Term Sheets.

            Any statement or information contained in the Computational Materials, Collateral Term Sheets and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01. Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                 Description
            -----------------           -----------

            99.1 Collateral Term Sheets, Computational Materials and Structural Term Sheets prepared by Morgan Stanley & Co. Incorporated in connection with certain classes of the Morgan Stanley Home Equity Loans Trust 2005-4, Mortgage Pass-Through Certificates, Series
                                        2005-4.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORGAN STANLEY ABS CAPITAL I INC.

Date: November 10 , 2005

                                        By:    /s/ Steven Shapiro
                                            ------------------------------------
                                            Name:  Steven Shapiro
                                            Title: Executive Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

   99.1                 Collateral Term Sheets,                         E
                        Computational Materials and
                        Structural Term Sheets prepared by
                        Morgan Stanley & Co. Incorporated in
                        connection with certain classes of
                        the Morgan Stanley Home Equity Loans
                        Trust 2005-4, Mortgage Pass-Through
                        Certificates, Series 2005-4.